UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 16, 2015

MarineMax, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-14173	59-3496957
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2600 McCormick Drive, Suite 200, Clearwater, Florida		33759
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	727-531-1700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Evelyn Follit

On September 16, 2015, the Company’s Board of Directors appointed Evelyn Follit to its Board of Directors. It is anticipated that Ms. Follit will be appointed to one or more committees of the Board. Ms. Follit has been the President of Follit Associates, a corporate technology and executive assessment consulting firm since 2007. From 1997 to 2005, she was an executive of RadioShack Corporation, a consumer electronics retail company, where she held the positions of Senior Vice President, Chief Information Officer, and Chief Organizational Enabling Services Officer. Evelyn has over 20 years in leadership positions with major corporations including IBM and Dun & Bradstreet, in the areas of information technology, human resources and operations management. She is currently on the boards of TECO Energy, Inc. and Beall’s Inc.

William H. McGill, Jr., Chairman, President and Chief Executive Officer of the Company, stated, "We are very excited and honored to have Evelyn Follit join our Board of Directors. We are confident she will be a strong addition to our Board and her wealth of experience and expertise in information technology and operations management will complement our ongoing efforts to continue growing the MarineMax brand. On behalf of the Board, we welcome Evelyn and look forward to her future contributions to the Company."

There is no arrangement or understanding pursuant to which Ms. Follit was selected as a director. There are no related party transactions between the Company and Ms. Follit that are reportable under Item 404(a) of Regulation S-K. The compensation of Ms. Follit will be consistent with that provided to all non-employee directors, as described in our most recent proxy statement filed with the Securities and Exchange Commission on January 12, 2015 (and amended on February 13, 2015).

Item 7.01 Regulation FD Disclosure.

On September 22, 2015, the Company issued a press release announcing the appointment of Ms. Follit to the Board. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information furnished pursuant to Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits.

Press release of MarineMax, Inc. dated September 22, 2015, entitled "MarineMax Appoints New Member to Its Board of Directors."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.

September 22, 2015	By:	/s/ Michael H. McLamb

Name: Michael H. McLamb
Title: Executive Vice President, Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of MarineMax, Inc. dated September 22, 2015, entitled "MarineMax Appoints New Member to Its Board of Directors."